Production taxes, severance taxes and sales, privilege and other taxes measured by production or the value of production.

All payments and royalties payable hereunder may be made by McNab Creek Gold Corporation's check, and delivery thereof shall be deemed completed on the mailing thereof to Scoonover Exploration LLC.

Said first party does hereby remise, release and quitclaim unto the said second party forever, all the right, title, claim and interest (excepting 2.5% production royalty) which the said first party has in and to the described mining claims in Exhibit A located in the County of ~~Elko~~, State of Nevada.
Eureka EM

IN WITNESS WHEREOF, I have signed this Quitclaim Deed this 22nd day of January 2004.

E.L. Hunsaker III Managing Member

Witness

Signed and sworn to before me

This 22 day of January, 2004.

Notary Public

ELIZABETH NUNEZ
Notary Public - State of Nevada
Appointment Recorded in Elko County
No: 98-3080-6 - Expires August 9, 2006

RECEIVED NSO BLM
2004 JUL 26 PM 2:00

BOOK 374 PAGE 002

EXHIBIT A

Property

Those certain unpatented lode mining claims located in:
Sections 23, 26, and 35; Township 26 North, Range 52 East, Eureka County Nevada, more particularly described as follows:

EUREKA COUNTY

CLAIM NAME	BLM SERIAL NUMBER
SMH 31	NMC856514
SMH 32	NMC856515
SMH 33	NMC856516
SMH 34	NMC856517
SMH 35	NMC856518
SMH 36	NMC856519
SMH 37	NMC856520
SMH 38	NMC856521
SMH 39	NMC856522
SMH 40	NMC856523
SMH 41	NMC856524
SMH 42	NMC856525
SMH 43	NMC856526
SMH 44	NMC856527
SMH 45	NMC856528
SMH 46	NMC856529
SMH 47	NMC856530
SMH 48	NMC856531
SMH 49	NMC856532
SMH 50	NMC856533

BOOK 374 PAGE 001-003
OFFICIAL RECORDS
RECORDED AT THE REQUEST OF
Scoonover Exploration
2004 JAN 26 AM 8:53

EUREKA COUNTY, NEVADA
M.N. REBALEATI, RECORDER
FILE NO. FEES 16.00

184984

QUITCLAIM DEED

RECEIVED NSO BLM
2004 JAN 26 PM 2:00

STATE OF Nevada}

:ss

COUNTY OF Elko

THIS QUITCLAIM DEED, Executed this 22nd day of January 2004, by Scoonover Exploration LLC whose address is:

P.O. Box 2021
Elko, Nevada 89803

to McNab Creek Gold Corporation whose address is:

Suite 880, Bank of America Plaza
50 West Liberty Street
Reno, Nevada 89501

WITNESSETH, that the said first party, for good consideration and for the sum of $3,500 paid by the said second party, the receipt whereof is hereby acknowledged, and a Production Royalty of two and one half percent (2.5%) of net smelter returns.

Net smelter returns shall be calculated for each calendar quarter in which net smelter returns are realized, and such royalty payments as are due Scoonover Exploration LLC hereunder shall be made within thirty (30) days following the end of the calendar quarter in which the net smelter returns were realized. A statement summarizing the computation of net smelter returns shall accompany such payments.

Quarterly royalty payments will be provisional and subject to adjustment at the end of McNab Creek Gold Corporation's accounting year. If Scoonover Exploration LLC makes no written objection to the correctness of a royalty payment or its accompanying statement within two years from the date of such payment, such statement shall be conclusively deemed to be correct and such royalty payment sufficient and complete, and no exception or claim for adjustment shall thereafter be permitted.

The term "net smelter returns" as used herein shall mean the net proceeds received by McNab Creek Gold Corporation from the sale of minerals from the Property after deductions for all of the following:

Custom smelting costs, treatment charges and penalties including, but without being limited to, metal losses, penalties for impurities and charges or deductions for refining, selling, and transportation from smelter to refinery and from refinery to market; provided, however, in the case of leaching operations, all processing and recovery costs incurred by McNab Creek Gold Corporation beyond the point at which the metal being treated is in solution shall be considered as treatment charges (it being agreed and understood, however, that such processing and recovery costs shall not include the cost of mining, crushing, dump preparation, distribution of leach solutions or other mining and preparation costs up to the point at which the metal goes into solution) ;

Cost of transporting mineral product from the concentrator to a smelter or other place of treatment; and